April 3, 2017

Mr. David L. Orlic

Special Counsel

Office of Mergers and Acquisitions

Division of Corporation Finance

U.S. Securities and Exchange Commission

100 F Street NE

Washington, DC 20549

Re:  Rockwell Medical, Inc.

Dear Mr. Orlic:

Enclosed for filing is the preliminary proxy statement of Rockwell Medical, Inc. (the “Company”) for its 2017 annual meeting of shareholders, together with the related form of proxy.  The proxy materials are being filed in preliminary form because we are referring to a solicitation in opposition.

As required by instruction 5 to Item 10 of Schedule 14A, the Company is attaching to the preliminary proxy statement as an appendix in electronic form a copy of its 2017 Long Term Incentive Plan (the “LTIP”), which is being proposed for approval by shareholders at the 2017 annual meeting.  The shares to be issued pursuant to the LTIP will be registered on Form S-8 as soon as practicable following approval of the LTIP by shareholders.

The proxy materials will be posted on the Internet and mailed to shareholders on or about April 24, 2017.  If you have any questions regarding these proxy materials, please contact me at 248-960-9009 or the Company’s special outside counsel, Peter Fetzer, at 414-297-5596.  If there are any comments, please provide them to me at tklema@rockwellmed.com and our outside counsel at mmetz@dykema.com and pfetzer@foley.com.

Sincerely,

/s/Thomas E. Klema
Treasurer, Chief Financial Officer and Secretary